SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                      October 10, 2005

ASAH CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-50354	98-0403551
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

10039 Bissonnet #250

Houston, Texas 77036-7852

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(713) 779-9800

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 10, 2005 (the “Effective Date”), pursuant to a Stock Purchase Agreement and Share Exchange (the “Agreement”) by and among ASAH Corp., a Delaware corporation (“ASAH”); American Surgical Assistants, Inc. (“ASA”) and the shareholders of American Surgical Assistants, Inc. (“Shareholders”) (collectively ASA and the ASA shareholders shall be known as the “ASA Group”), ASAH purchased all of the outstanding shares of ASA for a total of 12,000,000 shares of ASAH’s common stock to the ASA shareholders. Pursuant to the agreement, ASA became a wholly owned subsidiary of ASAH.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On October 10, 2005, pursuant to the Agreement, ASAH agreed to issue a total of 12,000,000 shares of the Company’s common stock to the ASA shareholders in exchange for all of the outstanding shares of ASA. These shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933.

These shares of our common stock qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance of shares by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, the size of the offering, and the manner of the offering. We did not undertake an offering in which we sold a high number of shares to a high number of investors. In addition, the ASA shareholders had the necessary investment intent as required by Section 4(2) since the ASA shareholders agreed to and received share certificates bearing a legend stating that such shares are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these shares would not be immediately redistributed into the market, and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the Agreement, ASAH purchased all of the outstanding shares of ASA for a total of 12,000,000 shares of ASAH’s common stock and ASA became a wholly owned subsidiary of ASAH. The following sets forth the business plan of ASA:

American Surgical Assistants, Inc. (ASA) is a Texas corporation that is the largest provider of surgical assistant services to patients, surgeons and healthcare institutions in the Houston area. The utilization of the services of surgical assistants is a cost savings for patients, insurance carriers, hospitals and surgeons, offering an alternative to the cost of one aspect of healthcare, without compromising the quality of service to the patient. We are currently implementing our business plan to become a nationwide leader in the surgical assistant industry. ASA is a Healthcare Staffing Firm certified by the Joint Commission on Accreditation of Healthcare Organizations (JCAHO).

Surgical assistants are highly skilled, fully trained, and credentialed through a highly scrutinized and extensive process similar to that utilized to evaluate physicians for credentialing purposes. These assistants are an integral part of the surgical team and provide their services to patients during surgery including, but not limited to: identification of anatomical landmarks, securing blood vessels, recognizing pathological situations and providing and securing adequate, safe and proper exposure of the operative field, closure of the surgical wound, and the application of casts and dressings. They also perform other duties, within the scope of their professional license, delegated by the operating surgeon. ASA surgical assistants provide services in the general surgery, ob-gyn, orthopedic, plastic surgery, urology, cardiac and neurology and other areas.

ASA assistants are fully trained international medical graduate physicians, registered nurses and certified surgical assistants. Most surgical assistants working with AMA are international medical graduate physicians (IMG’s), who are citizens and residents of the US and have completed their medical education outside the US & Canada. They do not practice in the US as medical doctors, but practice within the scope of their license as a Texas surgical assistant under the direct supervision of licensed physicians. Registered nurses can also be licensed surgical assistants. Certified surgical assistants are certified by a national certifying agency.

There are various levels of surgical assistants:

First Assistant:

The first assistant on a surgical procedure is defined as the individual providing primary assistance to the primary (main) surgeon, during a surgical procedure. This individual cannot be involved in any other role or function during the surgical procedure and must be listed on the operative record as the first assistant.

Although descriptions may vary from institution to institution, the role of the first assistant requires active participation during the surgical procedure. This involves providing exposure, hemostasis, tying or sewing plus other functions (excluding acting as the scrub nurse or technician) as determined by the primary surgeon responsible for the patient and procedure.

Second Assistant:

This individual is not the primary assistant to the primary surgeon and is hereby defined and designated as a retractor holder. An assistant as defined under this section does not qualify as a first assistant.

Each Licensed/Certified Surgical Assistant is required to acquire 50 recertification hours in a two-year period and must submit a professional activity report every two years. Additionally, they must have assisted on a minimum of 400 procedures or 500 hours every two years in the role of a first assistant (ABSA Standards for recertification).

The Company’s main source of revenue is third party insurers. In addition, a smaller percentage of the revenue is generated from the patients’ share of the fee that is not covered by the insurers. Another source of revenue is hospital service contracts, in the form of a monthly stipend for On-Call coverage. We are presently providing services to Medicare, Medicaid, Champus and many other providers free of charge, the reason being that these insurers do not reimburse surgical assistants at the present time. Currently, the Company provides surgical assistant services to the medical community in the Greater Houston area. The Company’s staff and associates are currently credentialed and/or providing services to surgeons and patients at numerous hospitals and surgery centers.

Employees

As of October 10, 2005, the Company has 41 full time employees and two independent consultants.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
	-	Financial Statements of the Business Acquired have been filed with this Form 8K

(b)	Pro Forma Financial Information.
	-	Pro Forma Financial Statements of the Business Acquired have been filed with this Form 8K.

(c)	Exhibits.
	-	Stock Purchase Agreement and Share Exchange dated October 10, 2005 between ASAH Corp and American Surgical Assistants, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ASAH CORP.

By: /s/	Zak Elgamal
CEO and President

Dated: October 12, 2005